UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of THE

SECURITIES EXCHANGE ACT OF 1934

August 11, 2005

Bullion River Gold Corp.

(Exact Name of Registrant as Specified in Charter)

Nevada	33-85414	98-0377992
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1325 Airmotive Way, Suite 325, Reno, Nevada	89502
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(775) 324-4881

 (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of July 18, 2005, the Board of Directors of Bullion River Gold Corp. (the “Company”) appointed Ms. Susan Jeffs as a director of the Company for a term expiring at the Company’s 2006 Annual Meeting of Shareholders.  There are no arrangements or understandings between Ms. Jeffs and any other persons pursuant to which Ms. Jeffs was selected as a director.  Ms. Jeffs was not appointed to any committee of the Board of Directors.  The Company has not entered into any transaction during the last two years, and there are no proposed transactions, to which the Company was or is to be a party, in which Ms. Jeffs had or is to have a direct or indirect material interest.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2005	BULLION RIVER GOLD CORP.

By: /s/ Peter M. Kuhn
Name Peter M. Kuhn
Title: Chief Executive Officer

3